UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2019
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2019, the Federal Home Loan Bank of Des Moines (the “Bank”) declared that Cleon P. Butterfield, Chris D. Grimm, Amy K. Johnson, Teresa J. Keegan, Joe R. Kesler, Ellen Z. Lamale and Michael W. McGowan had been elected to the Bank’s Board of Directors (the “Board”) for terms commencing on January 1, 2020, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 7, 2019 (the "Original Form 8-K"). At the time of that filing, the Board committee assignments for 2020 had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2020.

Board Committee Assignments

On December 12, 2019, the Board approved the following committee appointments for all directors for 2020:

Executive and Governance Committee	Regulatory Committee

James Livingston, Chair	Christine Camp, Chair
Ellen Lamale, Vice Chair	Karl Bollingberg, Vice Chair
Christine Camp	Ruth Bennett
Chris Grimm	Steve Bumann
Teresa Keegan	David Ferries
Michelle Keeley	Ellen Lamale
John Kennedy	James Livingston
John Klebba	Michael McGowan
Lauren MacVay	Cynthia Parker
Elsie Meeks

Business Operations and Technology Committee	Risk and Compliance Committee

Lauren MacVay, Chair	John Klebba, Chair
Michael McGowan, Vice Chair	Karl Bollingberg, Vice Chair
Karl Bollingberg	Amy Johnson
Amy Johnson	John Kennedy
Teresa Keegan	Ellen Lamale
John Klebba	Michael McGowan
Benson Porter

Housing and Community Investment Committee	Member Committee

Elsie Meeks, Chair	Chris Grimm, Chair
Christine Camp, Vice Chair	David Ferries, Vice Chair
Ruth Bennett	Lauren MacVay
Cleon Butterfield	Benson Porter
Joe Kesler	Robert Stuart

Human Resources and Compensation Committee	Audit Committee

Michelle Keeley, Chair	John Kennedy, Chair
Cynthia Parker, Vice Chair	Ruth Bennett, Vice Chair
Christine Camp	Steve Bumann
Chris Grimm	Cleon Butterfield
Joe Kesler	David Ferries
Ellen Lamale	James Livingston
Robert Stuart	Elsie Meeks
Jason Meyerhoeffer

Finance Committee

Teresa Keegan, Chair
Steve Bumann, Vice Chair
Michelle Keeley
James Livingston
Jason Meyerhoeffer
Cynthia Parker

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 18, 2019	By:	/s/ Aaron B. Lee

Name: Aaron B. Lee
Title: Senior Vice President/General Counsel & Corporate Secretary